Financial Liabilities Held for Trading at Fair Value Through Profit or Loss - Schedule of Financial Liabilities Held for Trading at Fair Value Through Profit or Loss (Details) - CLP ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023
Schedule of Financial Liabilities Held for Trading at Fair Value Through Profit or Loss [Abstract]
Financial derivative contracts	$ 2,444,721	$ 2,196,116
Other financial instruments	990	2,305
Total	$ 2,445,711	$ 2,198,421